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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)     March 25, 1996
                                                       -------------------------



                       TECHNICLONE INTERNATIONAL CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         California                    0-17085                   95-3698422
- ----------------------------         ------------             ------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)             Identification No)



     14282 Franklin Avenue, Tustin, California                      92680
- ----------------------------------------------------          ------------------
      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code (714) 838-0500
                                                          ----------------------



                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                  Page 1 of 34
                            Exhibit Index on Page 4
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ITEM 5.    OTHER EVENTS

           On March 25, 1996, TECHNICLONE INTERNATIONAL CORPORATION (the "Registrant") entered into a Purchase Agreement for Real Property and Escrow Instructions dated as of March 25, 1996 by and between Registrant and TR KOLL TUSTIN TECH CORP., an Illinois corporation ("Koll") pursuant to which Registrant agreed to purchase from Koll its existing facility at 14282 Franklin Avenue, Tustin, California 92680 for the purchase price of $1,555,620.60. The Registrant is in the process of securing financing for the transaction. The closing of the transaction is expected to take place on or before April 30, 1996.


ITEM 7.    EXHIBITS

EXHIBIT NO.     DESCRIPTION
- -----------     -----------

10.1 Purchase Agreement for Real Property and Escrow Instructions dated as of March 22, 1996 by and between TR Koll Tustin Tech Corp., an Illinois corporation, and Registrant.





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                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TECHNICLONE INTERNATIONAL CORPORATION



Date:  March 29, 1996                   By:   /s/ R.C. SHEPARD
                                              ----------------------------------
                                                  R.C. Shepard
                                                  Assistant Secretary





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                                 EXHIBIT INDEX

                                                                   SEQUENTIAL
EXHIBIT NO.     DESCRIPTION                                         PAGE NO.
- -----------     -----------                                        ----------
10.1            Purchase Agreement for Real Property and Escrow        5
                Instructions dated as of March 25, 1996 by and
                between TR Koll Tustin Tech Corp., an Illinois
                corporation, and Registrant.





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